Exhibit 10.31

40 Christopher Way, Suite 201 Eatontown, NJ 07724 732.542.5551 www.angel-med.com

August 7, 2022

Dr. Robert E. Fischell	Dr. David R. Fischell

Scott J.S. Fischell	Dr. Tim A. Fischell

Cathco, Inc. Attn: David Fischell, President

Re:	Royalty Obligations of Angel Medical Systems, Inc. to Robert E. Fischell, David R. Fischell, Scott J.S. Fischell, Tim A. Fischell and Cathco, Inc.

Gentlemen:

Reference is made to (i) that certain Technology Assignment Agreement dated June 10, 2002 entered into by and among Angel Medical Systems, Inc., a Delaware corporation (the “Company”), Cathco, Inc., a Maryland corporation (“Cathco”), David R. Fischell (“D. Fischell”), Robert E. Fischell (“R. Fischell”), Scott J.S. Fischell (“S. Fischell”) and Tim A. Fischell (“T. Fischell”), a copy of which is attached to this letter agreement (this “Agreement”) in EXHIBIT A (the “2002 TAA”); (ii) that certain Consulting Agreement pursuant to which David R. Fischell began to perform consulting services to the Company beginning on January 1, 2002, a copy of which is attached to this Agreement in EXHIBIT B (the “D. Fischell 2002 Consulting Agreement”); (iii) that certain Amended and Restated Consulting Agreement dated July 20, 2020 entered into by and between David R. Fischell and the Company, a copy of which is attached to this Agreement in EXHIBIT C (the “D. Fischell 2020 Consulting Agreement”); (iv) that certain Consulting Agreement entered into by and between the Company and Robert E. Fischell in 2002, a copy of which is attached to this Agreement in EXHIBIT D (the “R. Fischell Consulting Agreement”); (v) that certain Consulting Agreement entered into by and between the Company and Tim A. Fischell in 2002, a copy of which is attached to this Agreement in EXHIBIT E (the “T. Fischell Consulting Agreement”); (vi) that certain Consulting Agreement entered into by and between the Company and Scott J.S. Fischell in 2002, a copy of which is attached to this Agreement in EXHIBIT F (the “S. Fischell Consulting Agreement”); (vii) that certain letter agreement dated July 10, 2022 entered into by and among the Company and Cathco, D. Fischell, R. Fischell, S. Fischell and T. Fischell a copy of which is attached to this Agreement in EXHIBIT G (the “2020 Royalty Letter Agreement” together with the 2002 TAA, the D. Fischell 2002 Consulting Agreement, the D. Fischell 2020 Consulting Agreement, the T. Fischell Consulting Agreement and the S. Fischell Consulting Agreement, the “Fischell Royalty Agreements”).    Cathco, D. Fischell, R. Fischell, S. Fischell, T. Fischell and Anne Arbetter Fischell are collectively referred to in this Agreement as the “Payees” and each individually as a “Payee”.    Capitalized terms used in this Agreement without definition shall have the meanings assignment to them in the Fischell Royalty Agreements.

CERTAIN CONFIDENTIAL INFORMATION

CONTAINED IN THIS DOCUMENT, MARKED BY [*], HAS BEEN OMITTED BECAUSE AVERTIX MEDICAL, INC. HAS DETERMINED THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT AVERTIX MEDICAL, INC. TREATS AS PRIVATE AND CONFIDENTIAL.

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1. AMENDMENT TO THE 2020 ROYALTY LETTER AGREEMENT AND THE TERMS OF THE OTHER FISCHELL ROYALTY AGREEMENTS. Section 2 of the 2020 Royalty Letter Agreement is hereby deleted in its entirety and amended to read as follows:

2. ALLOCATION OF ROYALTIES. The Company and the Payees are entering into this Agreement to further confirm and revise the allocation of royalties to be paid by the Company to the Payees. The Royalty (as defined in the 2002 TAA) shall be allocated amongst the Payees based upon the Net Sales (as defined in the 2002 TAA) of any Product (as defined in the 2002 TAA) during each quarter of the calendar year ending March 30, June 30, September 30 and December 31.

(a) Until October 23, 2023, the [*] Royalty to be paid to the Payees pursuant to the terms and conditions of the 2002 TAA shall be allocated to the Payees as follows:

Payee
Cathco, Inc.	[*]
Scott J.S. Fischell	[*]
David R. Fischell	[*]
Tim A. Fischell	[*]
Anne A. Fischell	[*]
Robert E. Fischell	[*]
Total	[*]

(b) Until October 23, 2023, if there is no Valid Claim (as defined in the 2002 TAA) of the 2002 Assigned Patents in a particular country, but there is no device or services being performed in that country that competes with the sale of devices or services by the Company, then the full Royalties for sales in that country shall be paid to the Payees as follows:

Payee	% due as Royalty on Company quarterly Net Sales:
Cathco, Inc.	[*]
Scott J.S. Fischell	[*]
David R. Fischell	[*]
Tim A. Fischell	[*]
Anne A. Fischell	[*]
Robert E. Fischell	[*]
Total	[*]

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(c) Beginning on October 24, 2023 and ending on September 20, 2027, the Royalty rates to be paid to the Payees based on annual Net Sales pursuant to the terms and conditions of the 2002 TAA shall be as follows:

Annual Net Sales	First $[*]	Next $[*]	Next $[*]	Next $[*]	Next $[*]	Above $[*]
Payee	% due as Royalty on the Company’s quarterly Net Sales:
Cathco, Inc.	[*]	[*]	[*]	[*]	[*]	[*]
David R. Fischell	[*]	[*]	[*]	[*]	[*]	[*]
Tim A. Fischell	[*]	[*]	[*]	[*]	[*]	[*]
Anne A. Fischell	[*]	[*]	[*]	[*]	[*]	[*]
Scott J.S. Fischell	[*]	[*]	[*]	[*]	[*]	[*]
Robert E. Fischell	[*]	[*]	[*]	[*]	[*]	[*]
Total	[*]	[*]	[*]	[*]	[*]	[*]

Note: Royalty rates on each quarter’s royalties will be adjusted based on cumulative annual Net Sales for each calendar year.

(d) Beginning on September 20, 2027 and continuing until expiration of the last patent on which any of the Payees is a named inventor (the “Fischell Inventors”) on any issued patent that is covered by a Valid Claim (as defined in the 2002 TAA) used in a Product sold by the Company or its affiliates or sublicensees, the Royalty rates based on annual Net Sales pursuant to the terms and conditions of the 2002 TAA shall be as follows, which shall be split evening amongst the Fischell Inventors named as investors on the issued patents covered by a Valid Claim:

	Annual Net Sales	% due as a Royalty on Company Quarterly Net Sales
Per Year first	[*]	[*]
Next	[*]	[*]
Above	[*]	[*]

Note: as of July 1, 2022, the only issued patent on which any of the Fischell Inventors appears is US Patent 11,347,439 where the sole Fischell Inventor is David R. Fischell.

(e) The Company and each of the Payees acknowledge and agree that the Company’s royalty obligations arising the 2002 TAA and the Fischell Consulting Agreements are not intended to be duplicative and that no royalty obligation triggered by the 2002 TAA shall obligate the Company to also pay a royalty to any of D. Fischell, R. Fischell, S. Fischell or T. Fischell under the Fischell Consulting Agreements or vice versa.”

2. EFFECTIVE DATE OF THIS AGREEMENT. The term and conditions of this Agreement shall be effective on the date that the Company closes a Qualified Financing (as defined below). In the event that the Company fails to complete a Qualified Financing by July 31, 2023 or upon the occurrence of an Event of Default (as defined in the Company’s outstanding convertible promissory notes), this Agreement shall terminate in its entirety, shall thereupon become null and void, ab initio and be no force or effect whatsoever, as if this Agreement was never executed, and any actions theretofore undertaken pursuant hereto shall immediately

August 7, 2022 Page 4

thereupon be rescinded and the parties hereto shall be restored to such positions as each occupied immediately prior to the execution hereof. The term “Qualified Financing” for the purposes of this Agreement means the first issuance of shares of preferred stock by the Company following the date hereof in a single transaction or a series of related transactions yielding aggregate gross proceeds to the Company of at least $[*] (excluding conversion of the Company’s outstanding convertible promissory notes and any other convertible notes or convertible securities issued by the Company and then outstanding). Notwithstanding the foregoing, beginning on the date of this Agreement, the Company shall be entitled to defer [*] of the Royalties owed to the Payees until the earlier of (i) July 31, 2023, (ii) the date that the Company closes a Qualified Financing or (iii) the occurrence of an Event of Default (as defined in the Company’s outstanding convertible promissory notes), on which such date all of the Royalties deferred by the Company to the Payees shall be due and payable.

3. CONFLICT. The terms of this Agreement amend and modify the Fischell Royalty Agreements as if fully set forth in the Fischell Royalty Agreements. In the event of any conflict between the terms and conditions of this Agreement and the terms and conditions of the Fischell Royalty Agreements, the terms and conditions of this Agreement shall control. All other provisions of the Fischell Royalty Agreements not specifically modified by this Agreement are hereby expressly preserved.

4. MISCELLANEOUS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns, guardians, legal representatives, trustees or heirs. This Agreement and the Fischell Royalty Agreements as revised by the terms and conditions of this Agreement contain the entire agreement between the Payees and the Company with respect to the matters described herein and is a complete and exclusive statement of the terms thereof and supersedes all previous agreements. This Agreement may not be altered or modified except by a writing signed by the Payees and the Company. The terms of this Agreement shall be governed by and construed in accordance with the internal laws of the State of New Jersey, without regard to its principles of conflicts of laws. By signing this Agreement, the Payees and the Company irrevocably submit to the exclusive jurisdiction of the state and federal courts of the State of New Jersey for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. This Agreement may be executed by facsimile or .pdf signature and in counterparts, each of which when so executed and delivered shall be an original and together shall constitute one agreement binding upon the parties hereto.

Sincerely Yours,

ANGEL MEDICAL SYSTEMS, INC.

By:	/s/ Brad A. Snow
Name: Brad A. Snow
Title: CEO

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ACKNOWLEDGED AND AGREED:

/s/ Robert E. Fischell ROBERT E. FISCHELL	/s/ David R. Fischell DAVID R. FISCHELL

/s/ Tim A. Fischell TIM A. FISCHELL	/s/ Scott J.S. Fischell SCOTT J.S. FISCHELL

CATHCO, INC. By: /s/ David R. Fischell Name: David R. Fischell Title: President

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EXHIBIT A

2002 TECHNOLOGY ASSIGNMENT AGREEMENT

[See Attached]

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EXHIBIT B

DAVID FISCHELL 2002 CONSULTING AGREEMENT

[See Attached]

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EXHIBIT C

DAVID FISCHELL 2020 CONSULTING AGREEMENT

[See Attached]

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EXHIBIT D

ROBERT FISCHELL 2002 CONSULTING AGREEMENT

[See Attached]

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EXHIBIT E

TIM FISCHELL 2002 CONSULTING AGREEMENT

[See Attached]

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EXHIBIT F

SCOTT J.S. FISCHELL 2002 CONSULTING AGREEMENT

[See Attached]

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EXHIBIT G

2020 ROYALTY LETTER AGREEMENT

[See Attached]